UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CNL GROWTH PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Please Vote! YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY PROMPTLY. Reduce corporate expenses by submitting your vote by Internet at proxyvote.com.

☑	Read the Enclosed Materials…

Enclosed is the following information for the CNL Growth Properties, Inc. Annual Meeting of Stockholders:

•	Proxy Statement that describes the proposals to be voted upon
•	Proxy card for each registration*

*You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Vote by Internet…

Visit proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.

☑	…Or Complete the Proxy Card and Return by Mail…

On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

☑	...Or Vote by Telephone

Call 800-690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

If you voted by Internet or by phone, please DO NOT mail back the proxy card.

☑	For Assistance…

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., at 855-325-6675.

Thank you!

We appreciate your participation and support. Again, please be sure to vote. Your vote is important! Visit cnl.com/gopaperless to sign up for electronic delivery of future stockholder materials.

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY AUGUST 3, 2016

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

CNL Growth Properties, Inc.

Recently, we sent you proxy material regarding the Annual Meeting of Stockholders that is scheduled for August 4, 2016. Our records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow CNL Growth Properties to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1-855-325-6675

Your vote is important no matter the size of your holdings. Please vote promptly so your vote can be received prior to the August 4, 2016 Annual Meeting of Stockholders.

CNL Growth Properties has made it very easy for you to vote.

Choose one of the following methods:

Vote live with a Proxy Specialist – You may cast your vote live with a proxy specialist, quickly and easily, and have proxy related questions answered, by calling toll free: 1-855-325-6675.

Vote via the Internet – You may cast your vote using the Internet by logging onto the Internet address located on your proxy ballot(s) and following the instructions on the website. www.proxyvote.com

Vote by Touch-Tone Phone – You may cast your vote by telephone by calling the toll-free number found on the proxy ballot(s) that you received.

Vote by Mail – You may cast your vote by signing, dating and mailing your proxy ballot(s) in the postage prepaid return envelope that was previously provided to you.

THANK YOU FOR VOTING